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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 OCTOBER 5, 1998



                       GABLES REALTY LIMITED PARTNERSHIP
             (Exact name of Registrant as specified in its charter)




           DELAWARE                     000-22683                58-2077966
(State or other jurisdiction         (Commission File         (I.R.S. Employer
      of incorporation)                  Number)             Identification No.)



                        2859 PACES FERRY ROAD, SUITE 1450
                             ATLANTA, GEORGIA 30339
              (Address of principal executive offices and zip code)



               Registrant's telephone number, including area code:
                                  770-436-4600


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         ITEM 5. OTHER EVENTS.

         On October 5, 1998, Gables Realty Limited Partnership (the "Partnership"), the entity through which Gables Residential Trust (the "Company") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets, completed the offering of an aggregate $50,000,000 principal amount of its 6.55% Senior Notes due 2000 (the "Notes"). The offering of the Notes was made pursuant to a Prospectus Supplement dated September 30, 1998 relating to the Prospectus dated August 11, 1997 filed with the Partnership's and the Company's shelf registration statement on Form S-3 (File No. 333-30093).

         The Notes bear interest at 6.55% per annum from October 1, 1998, with interest payable in arrears each April 1 and October 1 commencing April 1, 1999. The entire principal amount of the Notes is due October 1, 2000. The Notes are redeemable at any time at the option of the Partnership, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Notes being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined in Supplemental Indenture No. 2 referenced below), if any, with respect to such Notes.

         The Notes were issued under an Indenture dated March 23, 1998 and a Supplemental Indenture No. 2 dated September 30, 1998, each between the Partnership and First Union National Bank, as trustee. The offering of the Notes was underwritten by PaineWebber Incorporated, Chase Securities Inc. and J.P. Morgan Securities Inc. The underwriting discount was 0.300% and the price to the public was 99.925% of the principal amount of the Notes.

         The net proceeds to the Partnership from the sale of the Notes, after deducting the underwriting discount and related issuance costs, were approximately $49.7 million. The Partnership will use the net proceeds to reduce borrowings under its credit facilities.

         Delivery of the Notes was made on October 5, 1998 through the facilities of the Depository Trust Company, against payment therefor in immediately available funds.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

               Not Applicable

         (b)   PRO FORMA FINANCIAL INFORMATION:

               Not Applicable



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         (c)   EXHIBITS:

Exhibit No.
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         1.1    Underwriting Agreement, dated September 30, 1998.

         4.1 Indenture, dated as of March 23, 1998, between Gables Realty Limited Partnership and First Union National Bank (incorporated herein by reference to the Partnership's Current Report on Form 8-K dated March 23, 1998).

         4.2 Supplemental Indenture No. 2, dated September 30, 1998, between Gables Realty Limited Partnership and First Union National Bank, including a form of the 6.55% Senior Note due 2000.

         4.3    Gables Realty Limited Partnership 6.55% Senior Note due 2000.

         5.1    Opinion as to the legality of the Notes.

         12.1 Gables Realty Limited Partnership Calculation of Ratios of Earnings to Fixed Charges.

         12.2 Gables Realty Limited Partnership Calculation of Ratios of Earnings to Combined Fixed Charges and Preferred Dividends.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 1998                   GABLES REALTY LIMITED PARTNERSHIP


                                        By: Gables GP, Inc., its general partner



                                           /s/ Marvin R. Banks, Jr.
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                                           By: Marvin R. Banks, Jr.
                                               Chief Financial Officer




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